UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

HMN Financial, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24100 (Commission File Number)	41-1777397 (IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota (Address of principal executive offices)	55903-6057 (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

__________________________________________________________ (Former name or former address, if changed since last report)

Item 7. Exhibits.

(c) Exhibits (the following exhibits are furnished to the SEC)

            Exhibit Number                     Description

                    99                                 Press release dated October 23, 2003

Item 12. Results of Operations and Financial Condition.

On October 23, 2003, HMN Financial, Inc. (the "Company") reported its financial results for its third fiscal quarter ended September 30, 2003. See the Company's press release dated October 23, 2003, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)
Date: October 29, 2003	/s/ Jon Eberle Jon Eberle, SVP/CFO/Treasurer